Schedule of Investments (Unaudited)		March 31, 2021
Monetta Core Growth Fund
NUMBER OF SHARES		VALUE
COMMON STOCKS - 49.4%
Capital Equipment - 2.1%
Aerospace & Defense-2.1%
4,300	Boeing Co. *	$1,095,296

Consumer Cyclical - 7.8%
Leisure Service-4.2%
20,000	DraftKings, Inc. *	1,226,600
11,000	Royal Caribbean Cruises Ltd. *	941,710
		2,168,310

Media-Radio/TV-3.6%
10,000	Walt Disney Co. *	1,845,200

Financial - 9.0%
Bank-Money Center-4.5%
15,000	JPMorgan Chase & Co.	2,283,450

Finance-Miscellaneous-4.5%
6,500	MasterCard, Inc. - CL A	2,314,325

Healthcare - 3.0%
Healthcare-Biomedical/Genetic-1.5%
120,000	Amarin Corp. - ADR *	745,200

Healthcare-Patient Care-1.5%
2,000	UnitedHealth Group, Inc.	744,140

Retail - 8.1%
Retail-Major Chain-2.1%
3,000	Costco Wholesale Corp.	1,057,440

Retail-Specialty-6.0%
1,000	Amazon.com, Inc. *	3,094,080

Technology - 17.0%
Computer Data Storage-4.8%
20,000	Apple, Inc.	2,443,000

Computer-Software-4.6%
10,000	Microsoft Corp.	2,357,700

Electronic-Semiconductor-2.0%
13,000	Advanced Micro Devices, Inc. *	1,020,500

Internet-5.6%
1,400	Alphabet, Inc. - CL C *	2,896,082

Transportation - 2.4%
Airline-2.4%
20,000	Southwest Airlines Co. *	1,221,200

Total Common Stocks (Cost $11,000,666)		25,285,923

EXCHANGE TRADED FUNDS - 48.1%
40,000	SPDR S&P 500 Trust (a)	15,853,200
24,000	Vanguard S&P 500	8,743,200
Total Exchange Traded Funds (Cost $10,783,191)		24,596,400

MONEY MARKET FUNDS - 2.6%
1,321,843	First American Government Obligations Fund - Class X, 0.04% ^	1,321,843
Total Money Market Funds (Cost $1,321,843)		1,321,843

	Total Investments (Cost $23,105,700) - 100.1%	51,204,166
	Liabilities in Excess of Other Assets - (0.1)%	(28,380)
	TOTAL NET ASSETS - 100.00%	$51,175,786

ADR - American Depositary Receipt
*	Non-Income Producing.
(a)
Fair value of this security exceeds 25% of the Fund's net assets. Additional information of this security, including the financial statements, is available from the SEC's EDGAR database at www.sec.gov.

^	Rate shown is the seven day effective yield at March 31, 2021.
Industry classification provided by William O'Neil & Co., Inc.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of March 31, 2021, the Fund's investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Common Stocks	$25,285,923	$-	$-	$25,285,923
Exchange Traded Funds	24,596,400	-	-	24,596,400
Money Market Funds	1,321,843	-	-	1,321,843
Total Investments in Securities	$51,204,166	$-	$-	$51,204,166

Refer to the Schedule of Investments for futher information on the classification of investments.